UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2005

Nissan Auto Receivables Corporation II

on behalf of Nissan Auto Receivables 2005-B Owner Trust

(Exact name of Registrant as Specified in its Charter)

DELAWARE	333-120079	95-4831541

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

990 W. 190TH STREET
TORRANCE, CALIFORNIA 90502

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (310) 719-8583

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
EXHIBIT INDEX
EX-99.1

ITEM 8.01 OTHER EVENTS

     Attached as Exhibit 99.1 to this Current Report is a Collateral and Structural Term Sheet circulated by J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., ABN AMRO Incorporated, Morgan Stanley & Co. Incorporated, SG Americas Securities, LLC and The Williams Capital Group, L.P. in connection with the Registrant’s offering of Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes (collectively, the “Notes”). The Notes will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the “Prospectus”) which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the “Act”). The offering of the Notes has been registered pursuant to the Act under the Registrant’s Registration Statement on Form S-3 (No. 333-120079) (the “Registration Statement”). The Collateral and Structural Term Sheet will be incorporated by reference in the Registration Statement.

     Any statement or information contained in the Collateral and Structural Term Sheet may be modified or superseded by subsequent similar materials or by statements or information contained in the Prospectus.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibit

          Exhibit 99.1 Collateral and Structural Term Sheet.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

NISSAN AUTO RECEIVABLES CORPORATION II
By:	/s/ Kazuhiko Kazama
	Name:	Kazuhiko Kazama
	Title:	Treasurer

Date: May 24, 2005

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description
99.1	Collateral and Structural Term Sheet